Oppenheimer Rochester® Fund Municipals

Oppenheimer Rochester® Limited Term New York Municipal Fund

Supplement dated February 11, 2014 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information of each of the above referenced funds (each, a “Fund”) and is in addition to any other supplements to those Funds.

The second paragraph under the section titled “Special Risks of New York Municipal Securities” in the summary prospectus is deleted in its entirety and replaced with the following:

Certain of the municipalities in which the Fund invests, including Puerto Rico, currently experience significant financial difficulties. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.

The section titled “Significant Investment in Puerto Rico Municipal Securities” in the statutory prospectus is deleted in its entirety and replaced with the following:

Significant Investment in Puerto Rico Municipal Securities. As of the date of this prospectus, the Fund invested a significant percentage of its total assets in Puerto Rican municipal securities, which are exempt from federal, state, and, where applicable, local income taxes. The Sub-Adviser expects the Fund to remain invested in municipal securities issued by Puerto Rico, its agencies and instrumentalities, subject to market, economic and political conditions. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. As a result of Puerto Rico's challenging economic and fiscal environment, certain securities issued by Puerto Rico and its agencies are currently considered below-investment-grade securities and are currently on a “negative watch” by S&P and “negative outlook” by Moody’s and Fitch. The Fund holds some of these securities, which may subject the Fund to additional risks as described in this prospectus. If the economic situation in Puerto Rico persists or worsens, the volatility, liquidity, credit quality and performance of the Fund could be adversely affected.

In Appendix B to each Fund’s Statement of Additional Information, the section discussing the credit rating of general obligation bonds issued by the Commonwealth of Puerto Rico is replaced in its entirety with the following:

Credit rating. As of February 11, 2014, Puerto Rico’s general obligation debt was assigned a rating of Ba2 by Moody’s Investors Service, Inc., BB by Fitch, Inc. and BB+ by Standard & Poor’s Rating Services. As a result, general obligation bonds issued by Puerto Rico are currently considered below-investment-grade securities. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.

In February 2014, Moody’s Investors Service, Inc., Fitch, Inc. and Standard & Poor’s Rating Services each downgraded their rating on Puerto Rico’s general obligation bonds to a rating that is below-investment-grade. Additionally, all three ratings agencies maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. As stated in the Prospectus, below-investment-grade securities may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The reduction in the credit rating on Puerto Rico’s general obligation bonds could severely weaken the demand for securities issued by Puerto Rico, its agencies or instrumentalities, which may prevent those issuers from obtaining the financing they need. Any such outcome would likely increase Puerto Rico’s risk of default.

February 11, 2014	PS0000.116